EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Greater Atlantic Financial Corp. (the "company") on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Ritter Senior Vice President and Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company as of and for the period covered by the Report.



                                        By:  /s/ David E. Ritter
                                             ---------------------------
                                             David E. Ritter
                                             Senior Vice President and
                                             Chief Financial Officer


                                        Date: August 13, 2007